Exhibit 99.01
TABLE ONE
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(Unaudited)

	Three months ended			Six months ended
	June 30		2008 vs	June 30		2008 vs
(Amounts in thousands, except per share data)	2008	2007	2007	2008	2007	2007

REVENUE
Fee and other revenue	$281,881	$232,533	$49,348	$544,678	$445,666	$99,012
Investment revenue	34,498	101,107	(66,609)	96,063	197,161	(101,098)
Net securities (losses) gains	(30,291)	(381)	(29,910)	(337,591)	483	(338,074)

Total revenue	286,088	333,259	(47,171)	303,150	643,310	(340,160)
Fee commissions expense	129,098	100,279	28,819	246,330	190,291	56,039
Investment commissions expense	(5,385)	65,320	(70,705)	91,504	127,568	(36,064)

Total commissions expense	123,713	165,599	(41,886)	337,834	317,859	19,975

Net revenue (losses)	162,375	167,660	(5,285)	(34,684)	325,451	(360,135)

EXPENSES
Compensation and benefits	68,136	50,363	17,773	120,435	100,394	20,041
Transaction and operations support	51,335	44,238	7,097	103,364	83,852	19,512
Depreciation and amortization	14,288	12,211	2,077	28,506	23,891	4,615
Occupancy, equipment and supplies	12,391	10,985	1,406	23,613	21,402	2,211
Interest expense	24,008	1,983	22,025	38,797	3,941	34,856
Unrealized gain on embedded derivatives	(31,203)	—	(31,203)	(31,203)	—	(31,203)
Debt extinguishment loss	—	—	—	1,499	—	1,499

Total expenses	138,955	119,780	19,175	285,011	233,480	51,531

(Loss) income before income taxes	23,420	47,880	(24,460)	(319,695)	91,971	(411,666)
Income tax expense	8,259	15,521	(7,262)	25,999	29,773	(3,774)

NET (LOSS) INCOME	$15,161	$32,359	$(17,198)	$(345,694)	$62,198	$(407,892)

Basic (loss) earnings per common share	$(0.11)	$0.39	$(0.50)	$(4.51)	$0.75	$(5.26)
Diluted (loss) earnings per common share	$(0.11)	$0.38	$(0.49)	$(4.51)	$0.74	$(5.25)

TABLE TWO
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
(Amounts in thousands, except share data)	2008	2007

ASSETS
Cash and cash equivalents	$—	$—
Cash and cash equivalents (substantially restricted)	4,486,064	1,552,949
Receivables, net (substantially restricted)	1,959,438	1,408,220
Trading investments (substantially restricted)	35,210	62,105
Available for sale investments (substantially restricted)	504,404	4,187,384
Property and equipment	160,676	171,008
Derivative financial instruments	—	1,647
Intangible assets	15,297	17,605
Goodwill	438,839	438,839
Other assets	178,540	95,254

Total assets	$7,778,468	$7,935,011

LIABILITIES
Payment service obligations	$6,636,557	$7,762,470
Debt	978,804	345,000
Derivative financial instruments	—	30,370
Pension and other postretirement benefits	88,650	85,451
Deferred tax liabilities	18,281	11,459
Embedded derivatives in preferred stock	23,594	—
Accounts payable and other liabilities	203,375	188,778

Total liabilities	7,949,261	8,423,528

MEZZANINE EQUITY
Participating Convertible Preferred Stock-Series B, $0.01 par value, 800,000 shares authorized, 495,000 shares issued and outstanding	419,205	—
Participating Convertible Preferred Stock-Series B-1, $0.01 par value, 500,000 shares authorized, 272,500 shares issued and outstanding	264,494	—

Total mezzanine equity	683,699	—

STOCKHOLDERS’ DEFICIT
Preferred shares — undesignated, $0.01 par value, 5,000,000 authorized, none issued	—	—
Preferred shares — junior participating, $0.01 par value, 2,000,000 authorized, none issued	—	—
Common shares, $0.01 par value, 250,000,000 shares authorized, 88,556,077 shares issued	886	886
Additional paid-in capital	49,624	73,077
Retained loss	(733,563)	(387,479)
Unearned employee benefits	(963)	(3,280)
Accumulated other comprehensive loss	(17,915)	(21,715)
Treasury stock: 6,000,173 and 5,910,458 shares at June 30, 2008 and December 31, 2007, respectively	(152,561)	(150,006)

Total stockholders’ deficit	(854,492)	(488,517)

Total liabilities, mezzanine equity and stockholders’ deficit	$7,778,468	$7,935,011

TABLE THREE
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
INVESTMENT PORTFOLIO COMPOSITION
(Unaudited)

(Amounts in thousands)	June 30, 2008	March 31, 2008	December 31, 2007

Cash and cash equivalents	$4,486,064	$4,654,341	$1,552,949
Trading investments (1)	35,210	56,413	62,105
Available-for-sale investments:
Obligations of states and political sub-divisions	—	—	597,379
Commercial mortgage-backed securities	—	—	253,823
Government agency securities (2)	448,532	476,473	1,786,805
Other asset-backed securities (3)	55,872	64,580	1,318,242
Corporate debt securities	—	—	218,367
Preferred and common stock	—	—	12,768

Total available-for-sale investments	504,404	541,053	4,187,384

Total investment portfolio	$5,025,678	$5,251,807	$5,802,438

(1)	Auction rate preferred securities are classfied as trading.

(2)	Investments included in this category consist solely of investments collateralized by U.S. government agencies at June 30 and March 31, 2008.

(3)	Other asset-backed securities consist of collateralized debt obligations that were written down but not sold in connection with the portfolio restructuring; total par value of $762 million.

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
UNRESTRICTED ASSETS
(Unaudited)

	June 30	March 31
(Amounts in thousands)	2008	2008

Cash and cash equivalents	$4,486,064	$4,654,341
Receivables, net	1,959,438	1,783,241
Government agency securities	448,532	476,473

	6,894,034	6,914,055
Amounts restricted to cover payment service obligations	(6,636,557)	(6,656,163)

Excess unrestricted assets, excluding auction rate and other asset-backed securities	257,477	257,892

Trading investments (auction rate securities)	35,210	56,413
Other asset-backed securities	55,872	64,580

	91,082	120,993

Adjusted excess unrestricted assets	$348,559	$378,885

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF (LOSS) INCOME (AS ADJUSTED)
(Unaudited)

	As Reported			Adjusted	As Reported			Adjusted
(Amounts in thousands)	Q2 2008	Adjustments		Q2 2008	Q2 2007	Adjustments		Q2 2007

REVENUE
Fee and other revenue	$281,881	$—		$281,881	$232,533	$—		$232,533
Investment revenue	34,498	—		34,498	101,107	—		101,107
Net securities losses	(30,291)	30,291	(1)	—	(381)	381	(1)	—

Total revenue	286,088	30,291		316,379	333,259	381		333,640
Fee commissions expense	129,098	—		129,098	100,279	—		100,279
Investment commissions expense	(5,385)	29,273	(2)	23,888	65,320	—		65,320

Total commissions expense	123,713	29,273		152,986	165,599	—		165,599

Net revenues	162,375	1,018		163,393	167,660	381		168,041

EXPENSES
Compensation and benefits	68,136	(16,524	) (3)	51,612	50,363	—		50,363
Transaction and operations support	51,335	(1,129	) (3)	50,206	44,238	—		44,238
Depreciation and amortization	14,288	—		14,288	12,211	—		12,211
Occupancy, equipment and supplies	12,391	—		12,391	10,985	—		10,985
Interest expense	24,008	4,235	(2)	28,243	1,983	—		1,983
Unrealized gain on embedded derivatives	(31,203)	31,203	(4)	—	—	—		—

Total expenses	138,955	17,785		156,740	119,780	—		119,780

(Loss) income before income taxes	$23,420	$(16,767)		$6,653	$47,880	$381		$48,261

(1)	Represents realized gains (losses) on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments.

(2)	Mark-to-market valuation gain on interest rate swaps, which were terminated in June 2008.

(3)	Executive severance and related costs.

(4)	Change in the fair value of embedded derivatives in preferred stock.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT RESULTS (AS ADJUSTED)
(Unaudited)
GLOBAL FUNDS TRANSFER SEGMENT

	As Reported			As Adjusted	As Reported			As Adjusted
(Amounts in thousands)	Q2 2008	Adjustments		Q2 2008	Q2 2007	Adjustments		Q2 2007

Money Transfer Revenue
Fee and other revenue	$254,715	$—		$254,715	$207,926	$—		$207,926
Investment revenue	375			375	1,267			1,267
Net securities losses	(346)	346	(1)	—	(3)	3	(1)	—
Retail Money Order and other
Fee and other revenue	16,727			16,727	14,800			14,800
Investment revenue	5,021			5,021	23,047			23,047
Net securities (losses) gains	(4,240)	4,240	(1)	—	53	(53	) (1)	—

Total Global Funds Transfer Revenue	272,252	4,586		276,838	247,090	(50)		247,040

Commissions Expense	(128,551)	—		(128,551)	(105,225)	—		(105,225)

Net Revenue	$143,701	$4,586		$148,287	$141,865	$(50)		$141,815

Operating income	$30,620	$4,586		$35,206	$40,792	$(50)		$40,742
Operating Margin	11.2%			12.7%	16.5%			16.5%
PAYMENT SYSTEMS SEGMENT

	As Reported			As Adjusted	As Reported			As Adjusted
(Amounts in thousands)	Q2 2008	Adjustments		Q2 2008	Q2 2007	Adjustments		Q2 2007

Fee and other revenue	$10,300	$—		$10,300	$9,646	$—		$9,646
Investment revenue	29,102	—		29,102	76,741	—		76,741
Net securities losses	(25,705)	25,705	(1)	—	(295)	295	(1)	—

Total Payment Systems Revenue	13,697	25,705		39,402	86,092	295		86,387

Commissions Expense	4,839	(29,273	) (2)	(24,434)	(60,374)	—		(60,374)

Net Revenue	$18,536	$(3,568)		$14,968	$25,718	$295		$26,013

Operating income	$3,904	$(3,568)		$336	$9,898	$295		$10,193
Operating Margin	28.5%			0.9%	11.5%			11.8%

(1)	Represents realized gains (losses) on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments.

(2)	Mark-to-market valuation gain on interest rate swaps, which were terminated in June 2008.

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
EBITDA AND ADJUSTED EBITDA
(Unaudited)

(Amounts in thousands)	Q2 2008	Q2 2007

Income before income taxes	$23,420	$47,880
Interest expense	24,008	1,983
Depreciation and amortization	14,288	12,211
Amortization of agent signing bonuses	9,007	6,752

EBITDA (1)	70,723	68,826

Net securities losses (2)	30,291	381
Swap valuation gains (3)	(29,273)	—
Unrealized gain on embedded derivatives (4)	(31,203)	—
Severance and related costs (5)	17,653	—

Adjusted EBITDA	$58,191	$69,207

(1)	EBITDA represents earnings before interest, taxes, depreciation and amortization, and amortization of agent signing bonuses.

(2)	Represents realized gains (losses) on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments.

(3)	Mark-to-market valuation gain on interest rate swaps, which were terminated in June 2008.

(4)	Change in fair value of embedded derivatives in preferred stock.

(5)	Executive severance and related costs.

TABLE EIGHT
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
CREDIT RATIOS
(Unaudited)
INTEREST COVERAGE RATIO

	As of
(Amounts in thousands, except ratios)	June 30, 2008

Cash interest expense (1)
Senior Credit Facility	$9,176
Second Lien Notes	17,483

Total cash interest expense	$26,659

Adjusted EBITDA	$58,191

Adjusted EBITDA / Cash Interest Expense	2.2	x

SENIOR SECURED DEBT RATIO

	As of
(Amounts in thousands, except ratios)	June 30, 2008

Outstanding debt
Senior Credit Facility (2)	$494,375
Second Lien Notes	500,000

Total debt	$994,375

Adjusted EBITDA, annualized (3)	$232,764

Total debt / Adjusted EBITDA, annualized (3)	4.3	x

(1)	Represents interest paid in cash in the second quarter of 2008. Amount excludes swap valuation gains of $4.2 million and amortization of discount on debt and deferred financing costs of $1.6 million.

(2)	This amount represents the principal due at maturity and does not include the unamortized discount on the debt of $16.2 million included in the “Debt” line in the Consolidated Balance Sheets.

(3)	For illustrative purposes only. Bank credit agreement requires ratio to be calculated on the most recently ended four fiscal quarters beginning with the March 31, 2009 quarter.

TABLE NINE
MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
COMMON SHARES, AS CONVERTED
(Unaudited)
(Amounts in thousands, except per share data)
COMMON SHARES, AS CONVERTED

Preferred stock, as converted at March 31, 2008	307,729
Q2 2008 paid-in-kind dividend on preferred stock	9,598

Preferred stock, as converted at June 30, 2008 (1)	317,327

Common shares outstanding at June 30 2008 (2)	82,464

Common shares at June 30, 2008, as converted	399,791

CALCULATION OF PAID-IN-KIND DIVIDEND

Preferred shares value at March 31, 2008	769,322
Multiplied by the dividend rate (3)	3.13%

Value of preferred dividend for Q2 2008	23,994

Divided by the conversion price	$2.50

Equivalent common shares	9,598

(1)	Preferred shares are excluded from earnings per share calculations as they are anti-dilutive.

(2)	For earnings per share purposes, weighted average outstanding shares for the period are used compared to actual outstanding shares. For Q2 2008, these two numbers are the same as there was no share activity.

(3)	The quarterly dividend rate is calculated by applying an actual/365 convention to the pay-in-kind annual dividend rate of 12.5 percent.